INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1995.


                                 /s/ Robert J. Darnall


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1995.



                                 /s/ A. Robert Abboud


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1995.


                                 /s/ James W. Cozad


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1995.


                                 /s/ James A. Henderson


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1995.


                                 /s/ Robert B. McKersie


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 1995.


                                 /s/ Maurice S. Nelson, Jr.


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 1995.


                                 /s/ Donald S. Perkins


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 1995.


                                 /s/ Joshua I. Smith


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of July, 1995.


                                 /s/ Nancy H. Teeters


                      INLAND STEEL INDUSTRIES, INC.
                            POWER OF ATTORNEY

                            _________________


      KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and (or) officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Earl L. Mason and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Common Stock, $1.00 par value per share, of the Corporation covered by the Inland 1995 Incentive Stock Plan, or the Inland 1984 Incentive Stock Plan, including specifically, without limitation thereof, full power and authority to sign my name as a director and (or) officer of the Corporation to a registration statement on Form S-3, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-3; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of July, 1995.


                                 /s/ Arnold R. Weber